Bedinger & Company
1200 Concord Avenue, Suite 250
Concord, California 94520

May 22, 2006

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to use in this Form SB-2 of our report dated February 14, 2006, relating to the financial statements of Padova (dba Execute Sports) for the years ended December 31, 2005 and 2004.

Bedinger & Company
Certified Public Accountants